UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 August 1, 2007
                Date of Report (Date of earliest event reported)


                              CALLAWAY GOLF COMPANY

             (Exact name of registrant as specified in its charter)


           DELAWARE                    1-10962                   95-3797580

(State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)


2180 RUTHERFORD ROAD, CARLSBAD, CALIFORNIA                       92008-7328

 (Address of principal executive offices)                        (Zip Code)

                                 (760) 931-1771

               Registrant's telephone number, including area code


                                 NOT APPLICABLE

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.*

         On August 1, 2007, Callaway Golf Company issued a press release captioned "Callaway Golf Announces Record Sales for Second Quarter and First Six Months of 2007." A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.*

(d) Exhibits.
    --------

               The following exhibit is being furnished herewith:

               Exhibit 99.1 Press Release, dated August 1, 2007, captioned "Callaway Golf Announces Record Sales for Second Quarter and First Six Months of 2007."

* The information furnished under Item 2.02 and Item 9.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CALLAWAY GOLF COMPANY


Date:  August 1, 2007                 By:      /s/ Bradley J. Holiday
                                               --------------------------------
                                      Name:    Bradley J. Holiday
                                      Title:   Senior Executive Vice President
                                               and Chief Financial Officer

                                  Exhibit Index
                                  -------------

Exhibit Number         Description
--------------         -----------

     99.1 Press release, dated August 1, 2007, captioned "Callaway Golf Announces Record Sales for Second Quarter and First Six Months of 2007."